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                                 S E L I G M A N


                                    [PHOTO]



                                    SELIGMAN

                                     GROWTH

                                   FUND, INC.


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                 SEEKING LONGER-TERM GROWTH OF CAPITAL VALUE AND
                          AN INCREASE IN FUTURE INCOME

                        DECEMBER 31, 1997 o ANNUAL REPORT

================================================================================
OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED


--------------------------------------------------------------------------------
TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.


A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.


SELIGMAN GROWTH FUND

   Seligman Growth Fund, established April 1, 1937, is one of the first growth stock mutual funds created in the United States. Seligman Growth Fund has helped investors seek their financial goals through all market conditions by staying true to its objective of long-term growth of capital value and an increase in future income. Current income is not an objective.

  [PHOTO]
  JAMES, JESSE, AND JOSEPH
  SELIGMAN
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TABLE OF CONTENTS

To the Shareholders ...............................         1
Interview With the Seligman Growth Team ...........         2
Performance Overview ..............................         4
Portfolio Overview ................................         6
Portfolio of Investments ..........................         8
Statement of Assets and Liabilities ...............        12
Statement of Operations ...........................        13
Statements of Changes in Net Assets ...............        14
Notes to Financial Statements .....................        15
Financial Highlights ..............................        17
Report of Independent Auditors ....................        19
Tax Status of 1997 Distribution ...................        20
Board of Directors ................................        21
Executive Officers and For More Information .......        22
Glossary of Financial Terms .......................        23

"Your Fund has long followed a policy of investing its funds primarily in the stocks of 'growth' companies. These are companies believed able, over a period of years, to increase their sales and earnings at a greater rate than American business as a whole. They may be relatively small, little-known companies or they may be large and leaders in their industries."
                                                         -- FRANCIS F. RANDOLPH,
                                                                  FUND CHAIRMAN
                                                                      1942-1967

"We continue to use a thorough and rigorous investment process in our stock selection. We continue to invest in growth companies in expanding business areas with attractive price-to-earnings ratios and good opportunities for appreciation."
                                                           -- WILLIAM C. MORRIS,
                                                                  FUND CHAIRMAN
                                                                   1989-PRESENT

================================================================================
TO THE SHAREHOLDERS



   Seligman Growth Fund's investment results were disappointing in 1997, as the Fund posted a total return of 18.11% based on the net asset value of Class A shares. This return lagged the 25.01% total return of the Fund's peers as measured by the Lipper Growth Funds Average, and underperformed the 30.49% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks. This divergence in investment results was due to the Fund's underweighting in the largest-capitalization stocks, which experienced a significant share of the gains.

   The Fund's need to improve investment results prompted your Manager -- J. &
W. Seligman & Co. Incorporated -- to make a change in the management of Seligman Growth Fund in January 1998. Richard R. Schmaltz, who joined your Manager as Managing Director, Director of Investments in September 1996, is now responsible for the day-to-day management of the Fund as a member of the Seligman Growth Team. Your Manager, Mr. Schmaltz, and the other members of the Seligman Growth Team are committed to improving the investment results of your Fund.

   This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was positive.

   While domestic equity markets continued to prosper in 1997, the majority of the advances occurred in the first seven months of the year, as Asian troubles increased uncertainty in the equity markets in the last quarter. Investors also had to contend with repeated cracks in share prices and unusual volatility throughout the year, as nearly a third of the trading days brought changes of one percent or more in the Dow Jones Industrial Average.

   The broadening of the market, as reflected in the outperformance of stocks other than the 50-largest in the Standard & Poor's 500 Composite Stock Price Index, was interrupted in October by the Southeast Asian crisis. Thereafter, investor bias toward the largest, or "mega-cap," stocks resumed, even though these multinational companies' exports and corporate earnings were the most vulnerable to the effects of the Asian crisis. Seligman Growth Fund, which had a reduced exposure to multinational companies based on valuations, saw its performance negatively affected when the market resumed its earlier emphasis on mega-cap stocks.

   The outlook for US corporate profits in 1998 is somewhat uncertain due to expectations of more modest economic growth and the unforeseeable effect of the Asian crisis on corporate profitability and the economy. There is also a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment.

   As investors who focus on fundamentals and stock selection, we believe the Fund is well positioned for 1998. The US economy should experience more moderate economic growth. The record-setting three-year stretch has produced heightened expectations among investors, and the equity markets have become less forgiving of earnings disappointments. We believe that, in such an environment, active management and cautious stock selection based on superior fundamentals should grow in importance.

   Thank you for your continued support of Seligman Growth Fund. We look forward to serving your investment needs in the many years to come. A discussion with the Seligman Growth Team, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Board of Directors,




/s/ William C. Morris
    -----------------
    William C. Morris
    Chairman



                                                               /s/ Brian T. Zino
                                                                   -------------
                                                                   Brian T. Zino
                                                                   President
January 30, 1998


                                                                           -----

================================================================================
INTERVIEW WITH THE SELIGMAN GROWTH TEAM



Q.  HOW DID SELIGMAN GROWTH FUND PERFORM IN 1997?

A. Seligman Growth Fund posted a total return of 18.11% based on the net asset value of Class A shares, lagging the 25.01% total return of its competitor universe as measured by the Lipper Growth Funds Average. The Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks, had a total return of 30.49% for the period.

      The Fund's disappointing results relate to the importance of the largest stocks in the performance of the growth universe. Seligman Growth Fund, which followed its strategy of identifying growth stocks at reasonable valuation levels, did not carry a significant exposure to large multinational stocks, whose valuations were reaching 10-year highs. The underweighting of this area contributed significantly to the performance shortfall for the year. The Fund's exposure to larger-cap multinational companies was increased over the year when attractive valuations were available, and particularly in the fourth quarter in light of the Southeast Asian crisis. The portfolio's median market capitalization rose from $37 billion at the beginning of the year to $58 billion in the fourth quarter, and the Fund's performance relative to the market improved progressively.

Q.  WHAT MARKET AND ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. The continued strength of the economy and the low- interest-rate environment supported corporate profitability in 1997. Gains in productivity and reductions in the cost of raw materials also improved corporate earnings. This beneficial economic background contributed to the markets' strong performance year and improved the performance of the Fund's financial stocks.

      While the US equity markets appreciated in 1997, several international markets experienced sharp corrections due to the Asian financial crisis. Compounding the difference in performance was the strength of the US dollar, which further reduced any gains overseas. The international holdings in the portfolio negatively affected the Fund's results.

Q.  WHAT PORTFOLIO SECTORS INFLUENCED THE FUND'S PERFORMANCE?

A. The strongest areas in the portfolio were the financial and health care stocks. The low-inflation environment led to declines in interest rates, which benefited the financial sector. Continued consolidation in the industry, the growing popularity of the equity markets, and the need for baby boomers to save for retirement also contributed to the strong performance of the financial stocks in the Fund's portfolio. In health care, pharmaceutical companies performed extremely well, as increased drug utilization rates translated into growing earnings and profitability, improving already strong underlying fundamentals. Further, the lackluster performance of health service organizations made pharmaceutical stocks even more attractive by comparison. Health care is a large portion of the Russell 1000 Growth universe, and the Fund will likely continue to carry a substantial weighting in this area.

      Weaker performance was seen from the Fund's technology investments in 1997. These were vulnerable to disappointing earnings announcements. There were broad selloffs in technology, first from February to May, and again in the last quarter. The fourth quarter selloff was due to the onset of the Asian financial crisis and investors' assumption that technology stocks were most vulnerable to this region's problems. While valuations have reached attractive levels, continued negative earnings surprises have cast a shadow on the group for 1998. The portfolio's investments in technology were cut back and reoriented toward those stocks that should have the strongest future earnings prospects. The Fund's underweighting in consumer staple and consumer cyclical stocks for most of 1997 further restrained overall investment results.

Q.  WHAT IS THE INVESTMENT STRATEGY?

A. Our strategy going forward aims to reduce the portfolio's overall volatility and improve performance. We will continue to employ a rigorous, fundamentals-driven investment approach. Strict attention will be paid to weighting and sector exposure decisions in order to mitigate the risks associated with not owning the Russell 1000 Growth Index's largest positions. Our fundamental research and valuation strategy will now be rounded out with a weighting decision relative to the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
         A TEAM APPROACH Seligman Growth Fund is managed by the Seligman Growth Team. Richard R. Schmaltz, who is responsible for the day-to-day management of the Fund, is assisted by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------


-----
2

================================================================================
INTERVIEW WITH THE SELIGMAN GROWTH TEAM



      As previously discussed, "mega-cap" stocks are extremely important within the Russell 1000 Growth Index and we have therefore increased the Fund's weighting in this area. However, as these multinational US companies have greater exposure to the Asian markets, we plan to carefully monitor their results in 1998.

      Finally, the Fund's exposure to foreign stocks will be reduced to lessen the impact of any volatility in the international equity markets and to eliminate the effects of foreign currency fluctuations on the Fund's results.

Q.  WHAT OTHER STEPS HAVE BEEN TAKEN TO IMPROVE THE FUND'S FUTURE RESULTS?

A. As mentioned in the Chairman and President's letter, the management of Seligman Growth Fund has been changed. Richard R. Schmaltz assumed responsibility for the day-to-day management of the Fund as a member of the Seligman Growth Team in January 1998. Mr. Schmaltz, who joined Seligman in September 1996, was previously a Director of Investment Research at Neuberger & Berman and Principal and Co-Director of Research at Morgan Stanley & Company. He is also a Director of the Fund. Mr. Schmaltz and the rest of the Seligman Growth Team are dedicated to improving the Fund's investment results going forward.

Q.  WHAT IS THE OUTLOOK?

A. We anticipate a challenging backdrop for equity investors in 1998. While the low-interest-rate and low-inflation environment should endure, the Asian financial crisis will certainly impact global trade. Corporate earnings for US companies will, therefore, come under pressure and any gains in the equity markets will likely be more modest than in recent years. We believe that in this environment, domestic consumer confidence will be the key to continued performance. Wages and consumer spending have been on the rise, and we are now increasing our exposure to consumer staples and select consumer cyclical stocks to participate in these trends. We believe that the factors that resulted in the Fund's disappointing performance have been remedied and that the outlook going forward is significantly brighter.

                                                                           -----

================================================================================
PERFORMANCE OVERVIEW



   This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper Growth Funds Average, the Russell 1000 Growth Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Growth Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Growth Funds Average excludes the effect of sales charges and the Russell 1000 Growth Index and the S&P 500 exclude the effect of fees and sales charges.

   Seligman Growth Fund will no longer be compared to the S&P500 after December 31, 1997, as it measures the performance of 500 widely held large-capitalization stocks. Instead, the Fund will be compared to the Russell 1000 Growth Index, which the Manager believes is a more appropriate benchmark because it measures the performance of large-cap stocks with greater-than-average growth orientations and the Fund invests primarily in those types of stocks. Therefore, your Fund will continue to be compared to the Lipper Growth Funds Average and the Russell 1000 Growth Index.
--------------------------------------------------------------------------------
   [The following table represents a line chart in the printed report.]

                Seligman Growth Fund
                       Class A
                                      Russell
                                      1,000     Lipper
                 Growth     Growth    Growth    Growth     S&P
                 With load  W/O load  Index     Average    500
                 ---------  --------  ------    -------  -------
12/31/87 .....   $ 9,527   $10,000   $10,000   $10,000   $10,000
3/31/88 ......     9,640    10,118    10,310    10,759    10,569
6/30/88 ......    10,361    10,875    10,864    11,375    11,273
9/30/88 ......    10,111    10,613    10,817    11,305    11,311
12/31/88 .....    10,227    10,734    11,126    11,472    11,661
3/31/89 ......    10,834    11,372    11,900    12,327    12,487
6/30/89 ......    12,001    12,597    13,099    13,347    13,590
9/30/89 ......    13,789    14,474    14,729    14,730    15,046
12/31/89 .....    13,678    14,357    15,125    14,624    15,356
3/31/90 ......    12,953    13,597    14,565    14,308    14,893
6/30/90 ......    14,321    15,032    16,041    15,363    15,830
9/30/90 ......    11,695    12,276    13,596    12,917    13,655
12/31/90 .....    12,972    13,615    15,085    14,010    14,879
3/31/91 ......    15,327    16,088    17,791    16,516    17,040
6/30/91 ......    15,214    15,969    17,620    16,344    17,001
9/30/91 ......    16,439    17,255    18,852    17,570    17,911
12/31/91 .....    17,959    18,851    21,295    19,186    19,412
3/31/92 ......    17,597    18,471    20,243    18,964    18,921
6/30/92 ......    16,722    17,552    20,022    18,502    19,280
9/30/92 ......    17,750    18,632    20,903    19,075    19,887
12/31/92 .....    19,988    20,980    22,360    20,775    20,888
3/31/93 ......    19,889    20,876    22,173    21,329    21,801
6/30/93 ......    19,260    20,217    21,829    21,486    21,907
9/30/93 ......    20,984    22,026    22,152    22,523    22,473
12/31/93 .....    21,226    22,280    23,009    23,060    22,994
3/31/94 ......    20,460    21,475    21,995    22,332    22,123
6/30/94 ......    19,370    20,332    21,770    21,772    22,215
9/30/94 ......    20,581    21,602    23,444    22,969    23,302
12/31/94 .....    20,411    21,425    23,620    22,679    23,297
3/31/95 ......    21,355    22,416    25,869    24,362    25,566
6/30/95 ......    22,929    24,067    28,412    26,732    28,008
9/30/95 ......    25,222    26,474    30,991    29,033    30,234
12/31/95 .....    26,223    27,525    32,402    29,716    32,055
3/31/96 ......    28,031    29,423    34,142    31,339    33,776
6/30/96 ......    29,388    30,847    36,313    32,767    35,292
9/30/96 ......    30,543    32,060    37,620    33,747    36,383
12/31/96 .....    31,766    33,343    39,892    35,578    39,417
3/31/97 ......    31,331    32,887    40,108    35,199    40,474
6/30/97 ......    35,784    37,561    47,692    40,752    47,540
9/30/97 ......    37,359    39,214    51,279    45,036    51,101
12/31/97 .....    37,518    39,380    52,057    44,475    52,569


   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


-----
4

================================================================================
PERFORMANCE OVERVIEW




INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1997

                                                                                    AVERAGE ANNUAL
                                                              -----------------------------------------------------------
                                                                                                   CLASS B       CLASS D
                                                                                                    SINCE         SINCE
                                                  SIX          ONE         FIVE         10        INCEPTION     INCEPTION
                                                MONTHS*       YEAR         YEARS       YEARS       4/22/96       5/3/93
                                                -------       ----         -----       -----      ---------     ---------
CLASS A**
With Sales Charge                               (0.15)%      12.53%        12.33%      14.14%        n/a            n/a
Without Sales Charge                             4.85        18.11         13.42       14.69         n/a            n/a

CLASS B**
With CDSL+                                      (0.02)       12.10           n/a         n/a       14.89%           n/a
Without CDSL                                     4.53        17.10           n/a         n/a       17.03            n/a

CLASS D**
With 1% CDSL                                     3.62        16.10           n/a         n/a         n/a            n/a
Without CDSL                                     4.53        17.10           n/a         n/a         n/a          14.46%

LIPPER GROWTH FUNDS AVERAGE***                   9.14        25.01         16.44       16.09       20.99++        17.82+++

RUSSELL 1000 GROWTH INDEX***                     9.15        30.49         18.41       17.94       26.81++        21.12+++

S&P 500***                                      10.58        33.36         20.27       18.05       29.25++        21.39+++

NET ASSET VALUE
                      DECEMBER 31, 1997      JUNE 30, 1997     DECEMBER 31, 1996
                      -----------------      -------------     -----------------
CLASS A                     $6.08               $6.59                $5.85
CLASS B                      5.60                6.15                 5.49
CLASS D                      5.60                6.15                 5.49

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1997

PAID                        $0.802
REALIZED                     0.902
UNREALIZED                   1.862o

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


----------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The Russell 1000 Growth Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an average or an index.
   + The CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.


                                                                           -----


===========================================================================================================================
PORTFOLIO OVERVIEW



DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1997

                                                                                                  PERCENT OF NET ASSETS
                                                                                                      DECEMBER 31,
                                                                                           --------------------------------
                                                            ISSUES         COST               VALUE          1997     1996
                                                            ------     ------------        ------------     -----     -----
Short-Term Holdings and
Other Assets Less Liabilities ....................             1       $ 14,278,664        $ 14,278,664       1.9       0.8
                                                             ---       ------------        ------------     -----     -----
Common Stocks:
   Basic Materials ...............................             1          9,816,040           8,454,687       1.1       0.7
   Chemicals .....................................            --                 --                  --        --       2.5
   Capital Goods .................................             5         45,003,021          67,530,625       9.0       6.3
   Communication Services ........................             4          9,681,475          14,465,687       1.9       5.4
   Consumer Cyclicals ............................            13         65,707,024          96,970,381      12.9      24.0
   Consumer Staples ..............................            10         76,319,246         112,309,315      14.9      11.3
   Drugs and Health Care .........................            12        108,721,457         142,788,122      19.0      12.6
   Electronics ...................................            --                 --                  --        --       0.1
   Energy ........................................             2          7,815,949           8,397,150       1.1       0.3
   Financial Services ............................            11         75,363,236         137,385,067      18.3      16.7
   Industrial Equipment ..........................             2          4,867,326           6,062,329       0.8       1.2
   Printing and Publishing .......................             1            594,895             971,132       0.1       0.4
   Technology ....................................            14        101,352,441         142,129,635      18.9      15.4
   Miscellaneous .................................             1          2,077,543             995,622       0.1       2.3
                                                             ---       ------------        ------------     -----     -----
                                                              76        507,319,653         738,459,752      98.1      99.2
                                                             ---       ------------        ------------     -----     -----
Net Assets .......................................            77       $521,598,317        $752,738,416     100.0     100.0
                                                             ===       ============        ============     =====     =====

LARGEST INDUSTRIES
AT DECEMBER 31, 1997


--------------------------------------------------------------------------------
[The following table represents a bar graph in the printed report.]

                            Percent of
                            Net Assets
                            ----------
Drugs and Health Care         19.0%          $142,788,122
Technology                    18.9%          $137,531,975
Financial Services            18.3%          $137,385,067
Consumer Staples              14.9%          $109,214,029
Consumer Cyclicals            12.9%          $ 89,964,687
--------------------------------------------------------------------------------


-----
6

================================================================================
PORTFOLIO OVERVIEW



LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                        SHARES
                                 --------------------
                                             HOLDINGS
ADDITIONS                        INCREASE    12/31/97
---------                        --------    --------

Applied Materials ............    225,000     225,000
Cisco Systems ................    277,500(1)  277,500
Compaq Computer ..............    165,000     165,000
Dayton Hudson ................    245,000     245,000
Eaton ........................    125,000     125,000
Jones Apparel Group ..........    205,000     205,000
MBNA .........................    312,500     650,000(2)
Texas Instruments ............    120,000     120,000
Wal-Mart Stores ..............    205,000     205,000
Warner-Lambert ...............     50,000      50,000

                                        SHARES
                                 --------------------
                                             HOLDINGS
REDUCTIONS                       DECREASE    12/31/97
----------                       --------    --------
Air Products & Chemicals .....    150,000          --
Coca-Cola ....................    200,000          --
Columbia/HCA Healthcare ......    340,000          --
First Data ...................    450,000          --
General Re ...................     75,000          --
HFS ..........................    240,000          --
MGIC Investment ..............    300,000          --
Microsoft ....................     70,200     149,800
Nike (Class B) ...............    205,000          --
SunGard Data Systems .........    475,000(3)       --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 92,500 shares received as a result of a 3-for-2 stock split.
(2) Includes 112,500 shares received as a result of a 3-for-2 stock split.
(3) Includes 225,000 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1997



SECURITY                                     VALUE
--------                                  -----------
Merck .................................   $28,687,500
Pfizer ................................    27,960,938
General Electric ......................    25,314,375
Intel .................................    21,065,625
Travelers .............................    20,607,187
Microsoft .............................    19,356,969
Norwest ...............................    19,312,500
Interpublic Group of Companies ........    18,679,688
MBNA ..................................    17,753,125
Gillette ..............................    17,576,563


                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997


                                      SHARES          VALUE
                                      ------          -----
COMMON STOCKS  98.1%

AUTOMOTIVE AND
RELATED  0.3%
VALEO (FRANCE)
  Manufacturer of commercial
  automotive components                37,194    $   2,523,492
                                                 -------------
BASIC MATERIALS  1.1%
NUCOR
  Mini-mill steel production          175,000        8,454,687
                                                 -------------
CAPITAL GOODS  9.0%
BOEING
  Aircraft manufacturer               200,000        9,787,500
EATON
  Diversified manufacturer,
  including truck transmissions
  and axles                           125,000       11,156,250
GENERAL ELECTRIC
  Supplier of electrical
  equipment and other
  industrial and consumer
  products                            345,000       25,314,375
HONEYWELL
  Manufacturer of automation
  and control systems                 135,000        9,247,500
ILLINOIS TOOL WORKS
  Manufacturer of fasteners,
  tools, and plastic items            200,000       12,025,000
                                                 -------------
                                                    67,530,625
                                                 -------------
COMMUNICATION
SERVICES  1.2%
WORLDCOM*
  Long distance carrier               300,000        9,084,375
                                                 -------------
                                                    14,465,687
                                                 -------------

CONSUMER CYCLICALS  11.4%
DAYTON HUDSON
  General merchandise retailer        245,000       16,537,500
HARLEY-DAVIDSON
  Manufacturer of motorcycles         300,000        8,212,500
HILTON HOTELS
  Owner, operator, and
  manager of hotels                   260,000        7,735,000
INTERPUBLIC GROUP OF COMPANIES
  Worldwide advertising
  agency                              375,000       18,679,688
JONES APPAREL GROUP*
  Designer and marketer of
  women's clothing                    205,000        8,815,000
LIZ CLAIBORNE
  Designer and distributor of
  women's apparel                      70,000        2,926,875
MATTEL
  Manufacturer of dolls,
  games, and action and
  activity toys                       218,750        8,148,437
MIRAGE RESORTS*
  Manager of casinos in
  Las Vegas                           300,000        6,825,000
WAL-MART STORES
  Discount retailer                   205,000        8,084,688
                                                 -------------
                                                    85,964,688
                                                 -------------

CONSUMER STAPLES  14.5%
ADIDAS (GERMANY)
  Manufacturer of
  sporting equipment
  and footwear                         25,000        3,308,404
CARDINAL HEALTH
  Health care service provider
  involved in pharmaceutical
  distribution                        105,000        7,888,125
COLGATE-PALMOLIVE
  Manufacturer of household
  and personal care products          180,000       13,230,000
CPC INTERNATIONAL
  International food processor         90,000        9,697,500
DISNEY, WALT
  Theme parks; hotels; films          115,000       11,392,187
GILLETTE
  Manufacturer of personal
  care products                       175,000       17,576,563
PEPSICO
  Soft drinks; consumer products      380,000       13,846,250
PHILIP MORRIS
  Manufacturer of
  tobacco products                    360,000       16,312,500
PROCTER & GAMBLE
  Manufacturer and distributor
  of household and personal
  care products                       200,000       15,962,500
                                                 -------------
                                                   109,214,029
                                                 -------------

-------------
See footnotes on page 11.
-----
8

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997


                                      SHARES          VALUE
                                      ------          -----
DRUGS AND
HEALTH CARE  19.0%
AMERICAN HOME PRODUCTS
  Manufacturer of
  pharmaceuticals, food,
  and housewares                      145,000    $  11,092,500
AMGEN*
  Biotechnology company                80,000        4,330,000
BOSTON SCIENTIFIC
  Developer, producer, and
  marketer of medical devices          78,700        3,610,363
BRISTOL-MYERS SQUIBB
  Developer and manufacturer
  of health and personal
  care products                       165,000       15,613,125
ELAN (ADRS)* (IRELAND)
  Developer, manufacturer,
  and marketer of drug
  delivery systems                     55,000        2,815,312
ELI LILLY
  Developer and manufacturer
  of pharmaceuticals                  170,000       11,836,250
JOHNSON & JOHNSON
  Developer and manufacturer
  of health care products             250,000       16,468,750
MERCK
  Developer and manufacturer
  of pharmaceuticals                  270,000       28,687,500
NOVARTIS (SWITZERLAND)
  Manufacturer of health
  care products                         2,000        3,242,134
PFIZER
  Manufacturer of health
  care consumer products
  and specialty chemicals             375,000       27,960,938
UNITED HEALTHCARE
  Health maintenance
  organization                        220,000       10,931,250
WARNER-LAMBERT
  Developer, manufacturer,
  and marketer of
  pharmaceutical and
  health care products                 50,000        6,200,000
                                                 -------------
                                                   142,788,122
                                                 -------------
ENERGY  1.1%
HUANENG POWER INTERNATIONAL
(ADRS)* (CHINA)
  Diversified energy company          100,500        2,330,344
TRANSOCEAN OFFSHORE
  Provider of contract
  drilling services                   125,900        6,066,806
                                                 -------------
                                                     8,397,150
                                                 -------------

FINANCIAL SERVICES  18.3%
AMERICAN INTERNATIONAL GROUP
  International insurance provider    145,000       15,768,750
C.I.T. GROUP (CLASS A)*
  Diversified finance organization    250,000        8,062,500
FEDERAL NATIONAL MORTGAGE
ASSOCIATION
  Provider of mortgage financing      300,000       17,118,750
GREENPOINT FINANCIAL
  Bank holding company                110,000        7,981,875
ING GROEP (NETHERLANDS)
  Banking and insurance
  services group                       70,000        2,949,914
MBNA
  Issuer of bank credit cards         650,000       17,753,125
MORGAN STANLEY,
DEAN WITTER, DISCOVER
  Provider of credit and
  investment products                 200,000       11,825,000
NORWEST
  Commercial bank                     500,000       19,312,500
SUNAMERICA
  Diversified financial services,
  specializing in pre-
  retirement savings                  216,100        9,238,275
TRAVELERS
  Provider of diversified
  financial services                  382,500       20,607,187
WASHINGTON MUTUAL
  Regional finance company for
  small- and mid-sized businesses     106,100        6,767,191
                                                 -------------
                                                   137,385,067
                                                 -------------

------------
See footnotes on page 11.
                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      SHARES          VALUE
                                      ------          -----
INDUSTRIAL EQUIPMENT  0.8%
FKI BABCOCK (UK)
  Electrical engineering
  company                             885,000    $   2,806,569
KEYENCE (JAPAN)
  Producer of detection
  devices for the
  manufacturing process                22,000        3,255,760
                                                 -------------
                                                     6,062,329
                                                 -------------
LEISURE AND
ENTERTAINMENT  1.6%
GRANADA GROUP (UK)
  Radio and television
  broadcasting and publishing         200,000        3,095,286

LADBROKE GROUP (UK)
  Hotel and property
  investor and developer              690,000        3,008,737

SOL MELIA (SPAIN)
  Hotel manager and franchise
  company                              70,000        2,802,665

WPP GROUP (UK)
  Provider of worldwide
  marketing services                  600,000        2,670,799
                                                 -------------
                                                    11,577,487
                                                 -------------

PRINTING AND PUBLISHING  0.1%
ELSEVIER (NETHERLANDS)
  Global printer and publisher
  of professional trade journals
  and magazines                        60,000          971,132
                                                 -------------
TECHNOLOGY  18.3%
APPLIED MATERIALS*
  Developer, manufacturer, and
  marketer of semiconductor
  wafer fabrication equipment         225,000        6,771,094
CISCO SYSTEMS*
  Manufacturer of computer
  network routers and switches        277,500       15,487,969
COMPAQ COMPUTER
  Global PC manufacturer              165,000        9,312,187
HEWLETT-PACKARD
  Manufacturer of computers
  and peripherals                     235,000       14,687,500
INTEL
  Semiconductor manufacturer          300,000    $  21,065,625
LUCENT TECHNOLOGIES
  Designer and developer of
  public and private networks         185,000       14,776,875
MICROSOFT*
  Developer of personal
  computer software                   149,800       19,356,969
MOTOROLA
  Producer of wireless
  telecommunications
  equipment                           220,000       12,553,750
SECOM (JAPAN)
  Manufacturer of
  electronic instrumentation           35,000        2,238,239
SGS-THOMSON
MICROELECTRONICS* (FRANCE)
  Manufacturer of semiconductor
  integrated circuits                  30,000        1,857,392
TEXAS INSTRUMENTS
  Global semiconductor company
  and designer of electronic
  components                          120,000        5,400,000
XEROX
  Developer and marketer of
  document processing
  products and services               190,000       14,024,375
                                                 -------------
                                                   137,531,975
                                                 -------------

TELECOMMUNICATIONS  1.3%
L.M. ERICSSON TELEFON
(SERIES B) (SWEDEN)
  Global telecommunications
  equipment and systems,
  both wired and mobile                75,000        2,821,681
GRUPO IUSACELL (MEXICO)
  Controller and operator of
  wireless cellular services          135,000        2,927,812
MAGYAR TAVKOZLESI
(ADRS)* "MATAV" (HUNGARY)
  Provider of
  telecommunications services          41,000        1,066,000

-----------
See footnotes on page 11.

-----
10

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      SHARES          VALUE
                                      ------          -----
TELECOMMUNICATIONS (CONTINUED)
NOKIA (ADRS) (FINLAND)
  Developer and manufacturer
  of telecommunications systems        25,000    $   1,775,979
VIDESH SANCHAR NIGAM
(GDRS) (INDIA)
  Provider of international
  telecommunications services         100,000        1,387,500
                                                 -------------
                                                     9,978,972
                                                 -------------

MISCELLANEOUS  0.1%
HIS (JAPAN)
  Discount tour operator               57,200          995,622
                                                 -------------

                                                     VALUE
                                                     -----

TOTAL COMMON STOCKS
(Cost $507,319,653)                              $ 738,459,752
                                                 -------------
SHORT-TERM HOLDINGS  4.2%
(Cost $31,800,000)                                  31,800,000
                                                 -------------
TOTAL INVESTMENTS  102.3%
(Cost $539,119,653)                                770,259,752
OTHER ASSETS
LESS LIABILITIES  (2.3)%                           (17,521,336)
                                                 -------------

NET ASSETS  100.0%                               $ 752,738,416
                                                 =============


--------------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.



                                                                           -----

================================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value:
  Common stocks (cost $507,319,653) .....................            $738,459,752
  Short-term holdings (cost $31,800,000) ................              31,800,000                   $770,259,752
                                                                     ------------
Cash ............................................................................                      1,179,640
Receivable for Capital Stock sold ...............................................                      1,000,539
Receivable for interest and dividends ...........................................                        794,908
Expenses prepaid to shareholder service agent ...................................                        173,710
Other ...........................................................................                         83,349
                                                                                                    ------------
TOTAL ASSETS ....................................................................                    773,491,898
                                                                                                    ------------

LIABILITIES:
Payable for securities purchased ................................................                     14,095,519
Payable for Capital Stock repurchased ...........................................                      5,381,449
Accrued expenses, taxes, and other ..............................................                      1,276,514
                                                                                                    ------------
TOTAL LIABILITIES ...............................................................                     20,753,482
                                                                                                    ------------
NET ASSETS ......................................................................                   $752,738,416
                                                                                                    ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
124,137,761 shares outstanding):
  Class A .......................................................................                   $120,566,689
  Class B .......................................................................                        753,572
  Class D .......................................................................                      2,817,500
Additional paid-in capital ......................................................                    367,879,386
Accumulated net investment loss .................................................                       (247,853)
Undistributed net realized gain .................................................                     29,829,139
Net unrealized appreciation of investments ......................................                    234,213,764
Net unrealized depreciation on translation of assets and liabilities
denominated in foreign currencies ...............................................                     (3,073,781)
                                                                                                    ------------
NET ASSETS ......................................................................                   $752,738,416
                                                                                                    ============

NET ASSET VALUE PER SHARE:
CLASS A ($732,754,132 / 120,566,689 shares) .....................................                   $       6.08
                                                                                                    ============
CLASS B ($4,219,004 / 753,572 shares) ...........................................                   $       5.60
                                                                                                    ============
CLASS D ($15,765,280 / 2,817,500 shares) ........................................                   $       5.60
                                                                                                    ============


----------------
See Notes to Financial Statements.


-----
12

================================================================================
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $73,269) ......................            $ 7,146,665
Interest ..................................................................              1,222,646
Other .....................................................................                136,223
                                                                                       -----------
TOTAL INVESTMENT INCOME ...........................................................................              $ 8,505,534

EXPENSES:
Management fee ............................................................              5,213,047
Distribution and service fees .............................................              1,878,409
Shareholder account services ..............................................              1,072,674
Custody and related services ..............................................                215,000
Shareholder reports and communications ....................................                154,246
Registration ..............................................................                100,902
Auditing and legal fees ...................................................                 82,913
Directors' fees and expenses ..............................................                 38,513
Miscellaneous .............................................................                 31,261
                                                                                       -----------
TOTAL EXPENSES ....................................................................................                 8,786,965
                                                                                                                 ------------
NET INVESTMENT LOSS ...............................................................................                  (281,431)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ..........................................            112,859,384
Net realized loss from foreign currency transactions ......................               (896,184)
Net change in unrealized appreciation of investments ......................             13,601,198
Net change in unrealized depreciation on translations of assets
and liabilities denominated in foreign currencies .........................             (2,776,834)
                                                                                       -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ........................................                122,787,564
                                                                                                                 ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...........................................................               $122,506,133
                                                                                                                 ============


-------------------
See Notes to Financial Statements.


                                                                           -----


===========================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         --------------------------------
                                                                                             1997                1996
                                                                                         ------------        ------------
OPERATIONS:
Net investment loss ............................................................         $   (281,431)       $   (820,251)
Net realized gain on investments ...............................................          112,859,384          45,998,438
Net realized loss from foreign currency transactions ...........................             (896,184)           (192,526)
Net change in unrealized appreciation of investments ...........................           13,601,198          80,581,682
Net change in unrealized appreciation/depreciation of assets and liabilities
denominated in foreign currencies ..............................................           (2,776,834)         (1,186,005)
                                                                                         ------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................          122,506,133         124,381,338
                                                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................          (88,125,334)        (51,655,332)
   Class B .....................................................................             (436,521)            (48,869)
   Class D .....................................................................           (1,908,912)           (833,364)
                                                                                         ------------        ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                                 (90,470,767)        (52,537,565)
                                                                                         ------------        ------------

                                                            SHARES
                                                  ------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------
                                                     1997                1996
                                                  ----------          ----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A .................................       1,803,217           1,555,646           11,441,313           8,910,750
   Class B .................................         445,150             146,621            2,599,277             807,268
   Class D .................................         574,002             648,614            3,413,694           3,516,242
Exchanged from associated Funds:
   Class A .................................      31,958,901          13,065,985          206,157,045          74,567,188
   Class B .................................         276,718              24,435            1,652,977             136,451
   Class D .................................       7,361,738             830,652           43,996,593           4,521,180
Shares issued in payment of
gain distributions:
   Class A .................................      11,845,991           6,962,221           69,654,414          40,868,393
   Class B .................................          75,334               8,453              408,312              46,662
   Class D .................................         325,908             147,558            1,766,426             814,469
                                                  ----------          ----------         ------------        ------------
Total ......................................      54,666,959          23,390,185          341,090,051         134,188,603
                                                  ----------          ----------         ------------        ------------
Cost of shares repurchased:
   Class A .................................      (8,524,026)         (7,581,746)         (54,800,294)        (43,251,632)
   Class B .................................        (127,571)             (7,314)            (798,290)            (40,259)
   Class D .................................        (545,926)           (323,816)          (3,268,572)         (1,774,413)
Exchanged into associated Funds:
   Class A .................................     (31,908,540)        (13,094,458)        (206,538,604)        (74,677,608)
   Class B .................................         (76,212)            (12,042)            (447,915)            (65,695)
   Class D .................................      (6,990,014)           (503,789)         (41,992,651)         (2,685,707)
                                                  ----------          ----------         ------------        ------------
Total ......................................     (48,172,289)        (21,523,165)        (307,846,326)       (122,495,314)
                                                  ----------          ----------         ------------        ------------
INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS .................       6,494,670           1,867,020           33,243,725          11,693,289
                                                  ==========          ==========         ------------        ------------
INCREASE IN NET ASSETS .........................................................           65,279,091          83,537,062
NET ASSETS:
Beginning of year ..............................................................          687,459,325         603,922,263
                                                                                         ------------        ------------
END OF YEAR (including accumulated net investment
loss of $247,853 and $233,414, respectively) ...................................         $752,738,416        $687,459,325
                                                                                         ============        ============


---------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


-----
14

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $388,619,598 and $454,034,047, respectively.

   At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $241,986,098 and $10,845,999, respectively.


                                                                           -----

================================================================================
NOTES TO FINANCIAL STATEMENTS



4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Fund's foreign investments. For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents .70% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $21,774 from sales of Class A shares, after commissions of $168,023 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $1,705,923, or 0.23% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $26,106 and $146,380, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $18,737.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B Shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1997, amounted to $7,140.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $23,434 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $612,030, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,053,726 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $247,853 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


-----
16

================================================================================
FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                              CLASS A
                                                               ------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 1997o         1996o          1995o          1994o          1993
                                                               --------      --------       --------       --------      --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .....................       $   5.85      $   5.22       $   4.54       $   5.26      $   6.04
                                                               --------      --------       --------       --------      --------
Net investment income (loss) ...........................             --          (.01)           .01            .01           .01
Net realized and unrealized investment gain (loss) .....           1.06          1.13           1.27           (.22)          .35
Net realized and unrealized investment gain (loss)
from foreign currency transactions .....................           (.03)         (.01)           .01             --            --
                                                               --------      --------       --------       --------      --------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS .............................................           1.03          1.11           1.29           (.21)          .36
Dividends paid .........................................             --            --           (.01)          (.01)         (.01)
Distributions from net gain realized ...................           (.80)         (.48)          (.60)          (.50)        (1.13)
                                                               --------      --------       --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSET VALUE .............            .23           .63            .68           (.72)         (.78)
                                                               --------      --------       --------       --------      --------
NET ASSET VALUE, END OF YEAR ...........................       $   6.08      $   5.85       $   5.22       $   4.54      $   5.26
                                                               ========      ========       ========       ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE:                            18.11%        21.14%         28.47%         (3.84)%        6.20%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................           1.16%         1.20%           .94%           .90%          .89%
Net investment income (loss) to average net assets .....           (.02)%        (.12)%          .17%           .14%          .18%
Portfolio turnover .....................................          54.15%        26.05%        102.30%         93.59%       105.64%
Average commission rate paid ...........................       $  .0573      $  .0437
NET ASSETS, END OF YEAR (000S OMITTED) .................       $732,754      $675,086       $597,510       $513,328      $591,491


-----------------
See footnotes on page 18.

                                                                           -----

================================================================================
FINANCIAL HIGHLIGHTS


                                                            CLASS B                                 CLASS D
                                                    ----------------------      -----------------------------------------------
                                                        YEAR        4/22/96*             YEAR ENDED DECEMBER 31,        5/3/93*
                                                       ENDED         TO         -------------------------------------     TO
                                                     12/31/97o   12/31/96o        1997o     1996o     1995o    1994o   12/31/93
                                                     ---------   ---------      --------   -------    ------   ------  --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ..................  $ 5.49       $ 5.35      $   5.49   $  4.96    $ 4.38   $ 5.23   $  5.67
                                                       ------       ------      --------   -------    ------   ------   -------
Net investment loss .................................    (.05)        (.03)         (.05)     (.05)     (.04)    (.12)     (.03)
Net realized and unrealized investment gain (loss) ..     .99          .65           .99      1.07      1.21     (.23)      .72
Net realized and unrealized gain (loss)
from foreign currency transactions ..................    (.03)        --            (.03)     (.01)      .01       --        --
                                                       ------       ------      --------   -------    ------   ------   -------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ..........................................     .91          .62           .91      1.01      1.18     (.35)      .69
Distributions from net gain realized ................    (.80)        (.48)         (.80)     (.48)     (.60)    (.50)    (1.13)
                                                       ------       ------      --------   -------    ------   ------   -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ..........     .11          .14           .11       .53       .58     (.85)     (.44)
                                                       ------       ------      --------   -------    ------   ------   -------
NET ASSET VALUE, END OF YEAR ........................  $ 5.60       $ 5.49      $   5.60   $  5.49    $ 4.96   $ 4.38   $  5.23
                                                       ======       ======      ========   =======    ======   ======   =======
TOTAL RETURN BASED ON NET ASSET VALUE: ..............   17.10%       11.45%       17.10%     20.21%    27.01%   (6.56)%  12.40%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................    1.93%        1.99%+       1.93%      1.97%     1.91%    2.93%    2.17%+
Net investment loss to average net assets ...........   (.79)%       (.83)%+      (.79)%     (.88)%    (.83)%  (2.34)%  (1.03)%+
Portfolio turnover ..................................   54.15%       26.05%++     54.15%     26.05%   102.30%   93.59%  105.64%+++
Average commission rate paid ........................  $ .0573      $ .0437++    $ .0573   $  .0437
NET ASSETS, END OF YEAR (000S OMITTED) ..............  $ 4,219      $   880      $15,765   $ 11,493   $ 6,412  $1,742   $1,197

-------------------
  * Commencement of offering of shares.
  o Per share amounts for the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.


-----
18

================================================================================
REPORT OF INDEPENDENT AUDITORS



--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998
--------------------------------------------------------------------------------


                                                                           -----

================================================================================
FEDERAL TAX STATUS OF 1997 GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS



   A net long-term distribution of $0.802 per share, realized on investments from November 1996 to October 1997, was paid on November 21, 1997, to Class A, B, and D shareholders. The federal Taxpayer Relief Act of 1997 modified the classification of long-term capital gains to include a "28% Rate Gain" category. Please note that 36% of the November 1997 long-term capital gain distribution is categorized as "28% Rate Gain." The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1997 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution.

   If the distribution was paid in shares, the per share cost basis for federal income tax purposes was $5.88 for Class A shares and $5.42 for both Class B and D shares.

   A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amounts of the distribution on investments paid to the shareholder during the year.


-----
20

================================================================================
BOARD OF DIRECTORS

--------------------------------------------------------------------------------
JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.

BETSY S. MICHEL 2
TRUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
--------------------------------------------------------------------------------


                                                                           -----

================================================================================
EXECUTIVE OFFICERS



--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the Continental United States
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service
--------------------------------------------------------------------------------


-----
22

================================================================================
GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

---------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.


                                                                           -----

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELGIMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                        100 PARK AVENUE, NEW YORK 10017


               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
                 PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
             SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION
               ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER
               COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                           INVESTING OR SENDING MONEY.


EQGR2 12/97                                           Printed on Recycled Paper